UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 28, 2014

DYNAMIC APPLICATIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

14 Menachem Begin Street, Ramat Gan, Israel	52700
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: 972-3-7523922

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

During the periods set forth in the table below, Dynamic Applications Corp. (the "Registrant") issued and/or sold restricted shares of its common stock to named individuals and entities. The Registrant, through inadvertence, failed to file Forms 8-K for the issuance and sale of unregistered securities within 4 days of February 28, 2014, March 11, 2014, March 31, 2014 and April 15, 2014. The purpose of this filing is to correct the failure to file Forms 8-K within the prescribed 4 day time period following each of the above dates.

The following table sets forth information regarding the issuance/sale of unregistered securities (shares of common stock) by the Registrant from January 1, 2014 to the present. Included in the table are shares issued upon the conversion of convertible notes inclusive of interest at 15% per annum, shares issued for services valued at $.01 per share and shares issued for cash consideration at a subscription price of $0.005 per share:

Name of Issuee	Date of Issuance	Bases for Issuance	Amount of Note(s)	Shares Issued
Amir Uziel	2/28/14	Conversion of Notes	$6,954 and $2,186	913,000
Tena Holdings GmbH (1)	2/28/14	Conversion of Notes	$1,738 and $1,755	349,300
Lavi Krasney	2/28/14	Conversion of Note	$6,885	688,500
Akiva Shonfeld	2/28/14	Conversion of Notes	$2,412 and $1,253	366,500
Amita S.A. (2)	2/28/14	Conversion of Note	$5,929	592,900
L&L Holdings (3)	2/28/14	Conversion of Notes	$1,514 and $22,317	2,383,100
Asher G. Mediouni	2/28/14	Conversion of Notes	$13,901, $45,589 and $9,990	2,947,000
Ofliam L.L.C. (4)	2/28/14	Conversion of Notes	$6,111 and $30,466	3,657,100
Kfir Silbrman	2/28/14	Conversion of Notes	$999 and $1,953	295,200
IMWT Holdings Ltd. (5)	3/11/14	Services valued at $20,000	N/A	2,000,000
KE Zurich Capital	3/11/14	Services valued at $20,0001	N/A	2,000,000
Tzvika Borodizki	3/11/14	Services valued at $10,000	N/A	1,000,000
Asaf Itschaik	3/11/14	Services valued at $10,000	N/A	1,000,000
L&L Holdings	3/31/14	Conversion of Note	$5,294	529,400
L&L Holdings	3/31/14	Services valued at $14,700	N/A	1,470,000
Bransville Investment Ltd. (6)	3/31/14	Conversion of Note	$3,620	362,000
Bransville Investment Ltd. (6)	3/31/14	Services valued at 16,380	N/A	1,638,000
Short Trade Ltd (7)	4/15/14	Subscription at $.005	N/A	500,000
Ben-Zion Weiner	4/15/14	Subscription at $.005	N/A	2,000,000
Yoel Yogev	4/15/14	Subscription at $.005	N/A	500,000
Ariela Krasney	4/15/14	Subscription at $.005	N/A	2,000,000
Oded Gilboa	4/15/14	Subscription at $.005	N/A	150,000
David Massas	4/15/14	Subscription at $.005	N/A	300,000
Total Unregistered Shares Issued				26,892,000

(1) Tena Holdings is controlled by Daren Bitan, a resident of Israel.
(2) Amit SA is controlled by Haem Arusi, a resident of Israel.
(3)  L&L Holdings is controlled by Ruiz Diaz Rolon Rosa, a resident of Argentina.
(4) Ofliam LLC is controlled by Patric Sasun Resident of Luxembourg
(5) IMWT is controlled by John Shafat, a resident of Austria
(6) Branseville Investments is controlled by Albert Oliverio, a resident of Gibraltar.
(6) Short Trade Ltd is controlled by Shlomo Noyman, a resident of Israel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DYNAMIC APPLICATIONS CORP.

By:	/s/ Eli Gonen
Name:	Eli Gonen
Title:	CEO

Date: May 21, 2014